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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            ------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)               JANUARY 30, 1998



                               BOYDS WHEELS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       CALIFORNIA                      0-26738                93-1000272
(STATE OR OTHER JURISDICTION         (COMMISSION          (IRS EMPLOYER
  OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION NUMBER)




                 8380 CERRITOS AVENUE, STANTON, CALIFORNIA 90680
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 952-4038







          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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                                                         Exhibit Index on Page 3


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On January 30, 1998, Boyds Wheels, Inc. (The "Company") and its wholly owned subsidiary, Hot Rods by Boyd (the "Subsidiary") filed petitions in the United States Bankruptcy Court for the Central District of California, Santa Ana Division (Case Nos. SA 98-11545RA and SA 98-11547RA, respectively), assigned to Judge Robert Alberts, seeking reorganization under Chapter 11 of the Federal Bankruptcy Code (the "Code"). The Company and the Subsidiary are being operated as debtors-in-possession under the Code.

A copy of the Press Release issued by the Company on January 30, 1998, reporting the Chapter 11 filings is filed as an exhibit hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired
                 None

(b)      Pro forma financial information.
                None

(c)      Exhibits

                  99       Text of Press Release dated January 30, 1998 re:
                           Boyds Wheels, Inc. Files For Chapter 11.


                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BOYDS WHEELS, INC.



Date: February 6, 1998                                  By: /s/David M. Asher
                                                            -----------------
                                                            David M. Asher
                                                            President



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                                  EXHIBIT INDEX

     Exhibit                                                                  Sequential
     Number                                                                   Page Number
     ------                                                                   -----------

     99       Press Release RE: Boyds Wheels, Inc. Files For Chapter 11.         4



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